Short-Term Bank Loans	12 Months Ended
Dec. 31, 2017
Short-Term Bank Loans

12. SHORT-TERM BANK LOANS

	December 31
	2016	2017
	US$	US$
Secured loans	25,000	25,000

	25,000	25,000

The interest expenses for the years ended December 31, 2015, 2016 and 2017 were nil, US$105 and US$387 thousand, respectively.

In 2016 and 2017, the Company obtained US dollar revolver credit facilities from two banks and drew down US$25,000 thousand in 2016 and 2017, respectively. Interest rates ranged from 0.953% to 1.51% per annum on monthly outstanding loans. In 2016, loans were secured by US$25 million of pledged deposits, which were recorded as current restricted cash, and in 2017, loans no longer required pledged deposits. The US$25 million of loans is expected to be repaid in 2018.